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                                                                EXHIBIT 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                                        Re: Racing Champions Corporation
                                        Pre-Effective Amendment No. 1 to
                                        Form S-1 Registration Statement


     As independent public accountants, we hereby consent to the use of our reports dated February 15, 1997, and to all references to our Firm included in or made a part of this Registration Statement.


                                                  s/ ARTHUR ANDERSEN LLP

Chicago, Illinois
April 11, 1997